Enochian BioSciences

Enochian Biosciences

Elegant Simplicity: Integrating Diverse Scientific Approaches to Develop Cures

Dr. Mark Dybul, Executive Vice Chair

September 15, 2020
HC Wainwright 22nd Annual Global Investment Conference

NASDAQ: ENOB

Forward-Looking Statements

Statements in this presentation that are not strictly historical in nature are forward-looking statements. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties, including but not limited to the success or efficacy of our pipeline. All statements other than historical facts are forward-looking statements, which can be identified by the use of forward-looking terminology such as “believes,” plans,” “expects,” “aims,” “intends” or similar expressions. Actual events or results may differ materially from those projected in any of such statements due to various uncertainties, including as set forth in Enochian’s most recent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Enochian undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof.

Strategy: Leverage Scientific Approaches to Create "Multiple Shots on Goal" & New Intellectual Property

Combining novel cell, gene and immunotherapy to build a diverse pipeline across and within diseases. This will allow for better business decisions to sell, sub-license, partner or manufacture and maximize patient impact and shareholder value.

Develop pipeline of HIV treatments/cures

Develop pipeline of Hepatitis B (HBV) treatments/cures


Enochian
Grounding
Breaking
Science

Develop pipeline of oncology treatments/cures

Sell or sub-license to maximize impact and value

Enochian BioSciences At A Glance

Headquartered In Los Angeles, Ca; Nasdaq: ENOB

Vision: To transform lives by developing cures and a vaccine for HIV/AIDS and life-long remissions for some of the deadliest cancers

Mission: Build pipeline of cost-effective and efficacious gene-modified cellular and immuno-therapies

Focus: Significant opportunity exists for breakthrough approaches to unmet medical needs in HIV, Hepatitis B and Oncology

IP: Non-provisional patent covering autologous method (Exp. Nov. 2038); patents pending covering genetically modified novel dendritic cell therapy; provisional patents filed for each pipeline

Experience: Seasoned business, scientific and medical leadership teams

Experienced Leadership: Management Team



Mark Dybul, MD.
Executive Vice Chair



Luisa Puche
Chief Financial Officer



Tung Nguyen
Director of Molecular Biology



Joe Cohen, PhD
Director of Research and Discovery

Bios available at: www.enochianbio.com

Experienced Leadership: Board of Directors



Rene Sindlev
Chair



Mark Dybul, MD
Executive Vice Chair



Evelyn D'An
Director



James Sapirstein, RPh, MBA
Director



Carol Brosgart, MD
Director



Gregg Alton, JD
Director



Carl Sandler
Director



Henrik GrØnfeldt – SØrensen
Director

Bios available at: www.enochianbio.com

Deep Scientific Expertise: HIV Scientific Advisory Board

Strong expertise in the field of gene therapy, HIV and immuno-oncology focusing on developing transformative, multi-indication, platform drugs that will change the standard of care of HIV/AIDS and cancer

Steven Deeks, MD

Professor of Medicine in Residence, University of California, San Francisco; Faculty member, Division of HIV, Infectious Diseases and Global Medicine, Zuckerberg San Francisco General Hospital

Mark Dybul, MD

Executive Vice Chair; Professor, Department of Medicine, Georgetown University Medical Center; Faculty Co-Director of Center for Global Health and Quality

David Hardy, MD

Chairperson; Senior Director of Evidence-based Practices and HIV/primary care provider, Whitman-Walker Health; Adjunct Professor of Medicine, Johns Hopkins University School of Medicine

Hans Peter Kiem, MD, PhD

Director, Stem Cell & Gene Therapy Program, Fred Hutchinson Cancer Research Center, Seattle, WA; Vice-Chairperson of the American Society for Gene and Cell Therapy and American Society of Hematology

Bios available at: www.enochianbio.com

Deep Scientific Expertise: Hepatitis B (HBV) Scientific Advisory Board

Strong expertise in the field of HBV focusing on developing transformative therapies, or a cure, for HBV

Carol Brosgart, MD

Chairperson; Member of the Enochian BioSciences Board of Directors; Clinical Professor of Medicine, Biostatistics and Epidemiology, University of California, San Francisco

Peter Revill, PhD

Senior Medical Scientist, Victorian Diseases Reference Laboratory, Royal Melbourne Hospital, Peter Doherty Institute for Infection and Immunity, Melbourne, Australia

Fabien Zoulim, MD, PhD

Clinical Professor of Medicine at Lyon University; Medical Director, Hepatology Department, Hospices Civils de Lyon; and Scientific Director, Department of Immunology and Virology, INSERM Unit 1052, France

Bios available at: www.enochianbio.com

Deep Scientific Expertise: Strategic Research Collaborators

Strong expertise in the field of gene therapy, HIV and immuno-oncology focusing on developing transformative, multi-indication, platform drugs that will change the standard of care of HIV/AIDS and cancer

Dong Sung An, MD, PhD

Professor, Univ. of California, Los Angeles, CA

Timothy Block, PhD

Co-Founder & President, Hepatitis B Foundation & Baruch S. Blumberg Institute, Doylestown, PA

Philippe Gallay, PhD

Professor of Immunology, the Scripps Research Institute, San Diego, CA

Kathryn Bar, MD

Assistant Professor and Director, Virus Reservoir Core of the Center for AIDS Research, University of Pennsylvania

Tae-Wook Chun, PhD

Principal Investigator, NIAID, NIH, Bethesda, MD

Hans-Peter Kiem, MD, PhD

Director, Stem Cell & Gene Therapy Program, Fred Hutchinson Cancer Research Center, Seattle, WA; Vice-Chairperson of the American Society for Gene and Cell Therapy and American Society of Hematology

Bios available at: www.enochianbio.com

HIV, HBV & Oncology Pipeline

Program	Indication	Discovery /Research	Pre-clinical	IND	Phase 1	Phase 2	Phase 3
ENOB-HV-01	Autologous HIV Curative Treatment						
ENOB-HV-11	Preventative HIV Vaccine						
ENOB-HV-12	Therapeutic HIV Vaccine						
ENOB-HB-01	Coopting HBV Polymerase	*					
ENOB-DC-01	Off-The-Shelf DC Vaccine Pulsed With MCV Lysate	**					
ENOB-DC-11	Innovative DC Vaccine For Multiple Solid Tumors	***					
ENOB-DC-21	Nonspecific Vaccine For Intratumoral Injection						

HIV[1] HBV Cancer

[1] Enochian is currently in the early discovery phase of two additional product candidates related to our HIV pipeline. ENOB-HV-31, which is a *in vivo* gene therapy, and ENOB-HV-32, which is a peptide drug for packaging and distribution.

* In partnership with Seraph Research Institute.
** MCV Vaccine Technology is a legacy Dandrit product candidate that is no longer being pursued by Enochian. However, based on the learning from working with this product, the Company has combined the technology with its innovative dendritic cell therapeutic platform ENOB-DC-01.
*** Enochian plans to initially target pancreatic cancer, triple negative breast cancer, glioblastoma, and renal cell carcinoma.

Key Accomplishments To Date

Aug. 2018
Oncology Platform acquired

Nov. 2018
ENOB-HV-01: Early proof of concept mouse study for autologous method completed

Dec. 2018
Enochian BioSciences, Inc. lists on Nasdaq as ENOB

Jan. 2019
Optimized management team

Jun. 2019
ENOB-HV-11/12: Provisional Patent filed

Jul. 2019
Oncology *in vitro* proof of concept studies completed

Dec. 2019
In vitro & *in vivo* Hep B results presented at HEP DART Conf.; Selected as one of best innovations in treatment

Dec. 2019
ENOB-HV-01: *In vivo* & *in vitro* pre-clinical studies completed in collaboration with Scripps Institute

Jan. 2020
Acquired HBV technology

Mar. 2020
ENOB-HV-11/12: Non-human primate study in process in collaboration with the Fred Hutchinson Cancer Center

May 2020
ENOB-HV-01: 2 presentations at Annual Conference of the American Society of Gene and Cell Therapy

May 2020
In vitro & *in vivo* Hep B results presented at Annual Conference of the American Society of Gene and Cell Therapy

Jun. 2020
ENOB-HV-01: US FDA INTERACT meeting

Jul 2020
Active shelf registration with $50M capacity

Purchase Agreement with Lincoln Park Capital for $20M

Jul 2020
Formation of HBV Scientific Advisory Board

Multiple, Potentially Synergistic "Shots on Goal"

HIV

- Gene/Cell (2 Pipelines)
- Gene/Cell/Immune Therapy (2 Pipelines)
- Gene/Cell/Immune Vaccine
- Small Molecule Therapy

HBV

- Gene/Cell therapy

Oncology

- Gene/Cell/Immune Therapy Platform

Enochian BioSciences

HIV Program

ENOB-HV-01: Autologous Human Peripheral Stem Cell Transplantation for Potential Cure of HIV

ENOB-HV-11/12: Preventive (HV-11) and Therapeutic (HV-12)Vaccines

Why Do We Need a Cure and Vaccine For HIV?



~36.9 MILLION
Living with HIV worldwide in 2017

~2 MILLION
Infected with HIV worldwide in 2017

~1 MILLION
AIDS related deaths worldwide in 2017

~40 Thousand
Diagnosed with HIV in the U.S. in 2017

Short Term Market

~1.1 MILLION
People living with HIV in the U.S.

~2 MILLION
People living with HIV in Europe

~2 MILLION
People living with HIV in South Africa


ANTIRETROVIRAL THERAPY
ART USES DIFFERENT KINDS OF MEDICATION TO KEEP HIV FROM GROWING & MULTIPLYING

Antiretroviral Therapy (ART)

- Standard of Care for HIV Today
- Causes Bone and Kidney Damage

~$15,000 to $40,000
Yearly cost of ART in the US



~Half Trillion $ spent between 2000-2015
~ $30 billion/year USA

HIV can be controlled with antiretroviral therapy or ART with taxing side effects & at significant cost to healthcare system; no effective cure currently exists for HIV/AIDS

Sources: UNAIDS and Institute of Health Metrics & Evaluations (IHME)

Enochian's Development of Multiple Pathways Should Increase Likelihood of Successful HIV Product Candidates

1. HV-01: To genetically modify autologous T cells to prevent HIV infection

2. HV-12: To boost the host immune system in order to seek, and kill, HIV infected cells

3. HV-32: To cause apoptosis in HIV infected cells (cells "self-destruct")

Each pathway could be curative on its own, or be used in potent combination

ENOB-HV-01: *Autologous Human Peripheral Stem Cell Transplantation for Potential Cure of HIV*

HIV cure is not theoretical: *it has been proven*

The "Berlin" and "London" patients are persons living with HIV who developed cancers that required allogeneic (cells from other people) bone marrow transplantation

Both patients received transplanted cells from persons with a naturally occurring genetic mutation that limits expression of a key co-receptor (CCR5) on CD4+ T-cells – the principal target of HIV

Both patients are "cured" of HIV

However, allogeneic transplants kill one-third of patients and have significant risks of side effects: not an option for widespread use

ENOB-HV-01



- Academic and biotech researchers have pursued autologous stem cell transplants to significantly reduce risk
- Cells from the person living with HIV are removed, genetically modified to limit expression of CCR5, and returned
- In initial clinical work, Sangamo and Calimmune, did not meet primary endpoints due to limited engraftment (uptake of transplanted cells)

Enochian BioSciences has a “special sauce” – an additional gene mutation that gives transplanted cells an engraftment competitive advantage

Summary of Key ENOB-HV-01 Results and Next Steps

Results

As presented at the Annual Conference of the American Society of Gene & Cell Therapy in May 2020:

- *In vitro* confirmation that our unique, proprietary approach increases survival of human peripheral stem cells in presence of low-dose cyclophosphamide
- *In vivo* confirmation that our unique, proprietary approach increased genetically modified cells in peripheral blood by ~ 90% in presence of low-dose cyclophosphamide
- *In vivo* confirmation of 163% increase in engrafted genetically modified cells in bone marrow

For context: Studies of genetically modified cells in peripheral or bone marrow cells are generally considered to be successful with an increase of 10%

Next Steps

- INTERACT meeting with FDA occurred in June 2020; Enochian Bio management believes approach is well-aligned with FDA feedback
- More advanced, IND-enabling *in vitro* and *in vivo* studies are underway in 2020
- Pursuing Investigational New Drug (IND) towards potentially beginning studies in humans in H1 2022.

ENOB-HV-11/12: *Preventative (11) & Therapeutic (12) Vaccines*

Preventive vaccines are for HIV uninfected people – the potential market is estimated at a billion people globally

Therapeutic vaccines are used in people living with HIV to hyper stimulate their own immune response beyond what they can do on their own with intent to potentially cure the patient – to allow them to stop treatment for extended periods of time

Most efforts to date have focused on either the B-cell (humoral) immune response or the T-cell (cellular) immune response

Enochian uses a proprietary combination of cell-, gene- and immunotherapy to stimulate a potentially overwhelming B and T cell response

Non-Human Primate Study: Fred Hutchinson Cancer Research Center

Non-human primates are the gold standard to study the potential of preventive and therapeutic vaccination

Enochian BioSciences is collaborating with leaders in the field to conduct the preventive and therapeutic vaccine studies:

Dr. Hans-Peter Kiem will oversee the studies being conducted at the animal research facilities of the Fred Hutchinson Cancer Research Center

Dr. Kathryn Bar has provided the virus to be used

HBV & Oncology Programs

HBV: Jan. 2020. Established exclusive license with Seraph Research Institute (SRI) for the life of any products related to HBV involving certain scientific approaches

Oncology: At the cutting edge

Why Do We Need a Cure and Vaccine For HBV?

Despite the existence of a highly effective vaccine, there are:



~350 million
Living with chronic HBV worldwide

<30 MILLION
Infected with HBV worldwide

~1 MILLION
HBV related deaths worldwide

Short Term Market

~2 MILLION
People living with chronic HBV in the U.S.

~13.3 MILLION
People living with chronic HBV in Europe

~1.2 MILLION
People living with chronic HBV in Middle East

~70 MILLION
People living with chronic HBV in India and China

Gilead purchased global rights for Hepatitis C virus (HCV) cure for $11.9 billion;
177 million people are living with HCV globally; *half as many as HBV*; peak sales $33 billion

Source: World Health Organization

HBV Exclusive License for Novel Mechanism of Action

Enochian BioSciences

G Tech Bio

seraph research institute

- Jan 2020: Agreement with G Tech Bio and Seraph Research Institute signed providing Enochian with an exclusive license for potential HBV treatment/cure (**ENOB-HB-01**)
- Mechanism of action
  - Many HBV cures attempt to block replication of HBV DNA
  - Enochian BioSciences' proprietary technology tricks or "hijacks" a key HBV protein to induce the death of cells infected with HBV, but not uninfected cells

Summary of Key ENOB-HB-01 Results and Next Steps

Results

- Mean cell death in a variety of HBV-producing cells was 92% (ranging 88.6% to 95.8%), by day 4
    - No cell death observed in non-HBV-producing cells
    - Blocking the cell death mechanism of action abrogated killing validating the hypothesized mechanism of action
- Data from several *in vivo* studies demonstrate that HBV Hijack RNA induces cell death of HBV-infected hepatocytes resulting in inflammation and increased liver enzymes
- Data presented at Biannual HEP DART December 2019 – selected as one of the best new therapies/ novel strategies – and the annual conference of the American Society of Gene and Cell Therapy

Next Steps

- Additional *in vivo* studies are being conducted

Oncology Program

Many cancers are caused by immune dysregulation

The immune system plays an important role in targeting and destroying cancer cells. Our strategy is to combine our gene modified cellular therapy expertise with our extensive knowledge of dendritic cells to develop a novel proprietary immuno-oncology technology platform for the treatment of cancer

The program will focus on solid tumors with limited or poor first-line therapies, e.g. renal cell, glioblastoma, triple-negative breast and pancreatic cancers, to accelerate the clinical pipeline through regulatory processes and capture key cancer markets

The program is in early pre-clinical design

Oncology: Targeting High Unmet Needs



Glioblastoma

Most deadly form of human cancer, median survival of ~ 1 year & 5-year survival rates below 10%; 2018 - Approximately 23,000 incident cases (classified as a rare disease & qualifies for FDA Fast Track Designation) & $200M in sales US/EU



Triple Negative Breast Cancer

Survival rates tend to be lower with TNBC compared to other forms of breast cancer; sales of key triple-negative breast cancer drugs across the US, Japan, & five major EU markets will grow from $293m in 2015 to $1.0bn in 2024



Renal Cell Cancer

2018 incidence cases of over 110,000 and expected to continue to grow; currently a $3B market in sales



Pancreatic Cancer

5th leading cause of cancer deaths; ~460,000 incident cases of pancreatic cancer worldwide, ~4% of patients diagnosed with pancreatic cancer will be alive five years after diagnosis; 2017 sales over 3B, with Celgene's abraxane leading the pack

Cancer is among the leading causes of death worldwide - In 2018- 17 million new cases and 9.6 million cancer-related deaths worldwide.

Enochian plans to initially target pancreatic cancer, triple negative breast cancer, glioblastoma, and renal cell carcinoma

Enochian BioSciences

Financials and Future Milestones

Key Financials

- Market Cap $189.7M*
- Fiscal year end: June 30, 2020**

- At acquisition of Enochian BioPharma, February 2018, approximately $18.6M was raised through a private placement with an additional $12M in exercisable warrants
- All but $1.9M of the warrants have been converted

- In the past 6 months, $6.1M has been secured through loans
- Purchase agreement with $20M capacity established with Lincoln Park Capital in July 2020 (no funds drawn to date)

- As of March 31, 2020, Enochian had a $10.9M cash and cash equivalents balance
- Active shelf with $50M capacity based on S-3 filing in July 2020

**Based on 8/31/20 share price* ***Form 10-K report with updated information to be filed in late Sept. 2020*

Future Milestones

Publications

- Various publications reporting Enochian R&D team's progress in *in-vitro* & *in-vivo* studies

FDA/Regulatory

- IND Submission
- Phase I/II Human Trials
- Possible Fast Track status; Possible Breakthrough status
- Possible Regenerative Medicine Advanced Therapy (RMAT) status
- BLA license

Partnerships

- Partnerships and/or non-dilutive funding with NGOs for HIV cure
- Partnerships and/or non-dilutive funding HIV/AIDS preventative vaccine
- Partnerships and/or non-dilutive funding for HBV, for Oncology

INTEGRATING DIVERSE SCIENTIFIC APPROACHES TO DEVELOP CURES

Enochian Biosciences

Elegant Simplicity: Integrating Diverse Scientific Approaches to Develop Cures

Dr. Mark Dybul, Executive Vice Chair

September 15, 2020
HC Wainwright 22nd Annual Global Investment Conference

NASDAQ: ENOB